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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                             ____________________

                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 11, 1997

                             ____________________

                          EXTENDED STAY AMERICA, INC.

            (Exact name of registrant as specified in its charter)
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
           Delaware                    0-27360                36-3996573
(State or other jurisdiction of    (Commission File        (IRS Employer
incorporation or organization)         Number)            Identification No.)
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                           450 E. Las Olas Boulevard
                        Ft. Lauderdale, Florida  33301
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (954) 713-1600


                             ____________________


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Item 2.       Acquisition of Assets.

     On April 11, 1997 (the "Closing Date"), Extended Stay America, Inc. (the "Company") and ESA Merger Sub, Inc., a wholly-owned subsidiary of the Company ("Merger Sub"), completed a merger (the "Merger") with Studio Plus Hotels, Inc. ("Studio Plus") in accordance with the terms of an Agreement and Plan of Merger (the "Merger Agreement") by and between the parties dated January 16, 1997. Pursuant to the terms of the Merger Agreement, Studio Plus was merged with and into Merger Sub and the 12,557,807 shares of Studio Plus common stock which were outstanding on the Closing Date were converted into the right to receive approximately 15,411,000 shares of common stock, par value $.01 per share, of the Company.

     As of March 31, 1997, Studio Plus owned and operated 38 mid-priced extended-stay lodging facilities and had approximately 19 facilities under construction and contracts to purchase approximately 17 additional sites for development (collectively, the "Studio Plus Facilities"). The Company intends to operate the Studio Plus Facilities in substantially their present form. The terms of the Merger, including the exchange ratio, were determined through arm's-length negotiations, based on past and projected levels of revenue and profitability of Studio Plus, the market price of Studio Plus' common stock, and the value of the assets acquired. The Merger was accounted for as a "pooling of interests." A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by this reference.

Item 7.       Financial Statements and Exhibits.

     (a)      Financial Statements of Business Acquired.
              -----------------------------------------

     The required financial statements of the business acquired are hereby incorporated by reference to Studio Plus' Annual Report on Form 10-K for the year ended December 31, 1996 under the caption "Financial Statements and Supplementary Data" appearing on pages 12 through 25 therein.

     (b)      Pro Forma Financial Information.
              -------------------------------

     The required pro forma financial information relating to the business acquired is hereby incorporated by reference to the Company's Registration Statement on Form S-4 (the "Registration Statement") under the caption "Unaudited Pro Forma Condensed Combined Financial Statements of ESA and Studio Plus" appearing on pages 54 through 60 of the Joint Proxy Statement/Prospectus constituting part of the Registration Statement.

     (c)      Exhibits.
              --------

     The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.

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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EXTENDED STAY AMERICA, INC.



                                By: /s/ Robert A. Brannon
                                   ---------------------------
                                    Robert A. Brannon
                                    Senior Vice President and
                                    Chief Financial Officer
Dated:  April 25, 1997

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                          EXTENDED STAY AMERICA, INC.
                          ---------------------------

                                 Exhibit Index
                                 -------------




  Exhibit
  Number         Description of Exhibit
  -------        ----------------------

    2.1 Agreement and Plan of Merger dated as of January 16, 1997 by and among Extended Stay America, Inc., ESA Merger Sub, Inc., and Studio Plus Hotels, Inc. ("Studio Plus") (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated January 21, 1997).

   23.1   Consent of Coopers & Lybrand L.L.P.

   99.1 Audited consolidated financial statements of Studio Plus for the three years ended December 31, 1996 (incorporated by reference to Studio Plus' Annual Report on Form 10-K for the fiscal year ended December 31, 1996).

   99.2 Unaudited pro forma condensed combined statements of income of the Company and Studio Plus for the three years ended December 31, 1996 and unaudited pro forma condensed combined balance sheet of the Company and Studio Plus as of December 31, 1996 (incorporated by reference to the Company's Registration Statement on Form S-4, Registration No. 333-22495).

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